UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification of Rights of Security Holders.

On March 29, 2017, all outstanding shares of MaxLinear, Inc.’s (the “Company”) Class A common stock, par value $0.0001 per share (the “Class A shares”), and Class B common stock, par value $0.0001 per share (the “Class B shares”), automatically converted into a single class of common stock (the “Conversion”) pursuant to the terms of the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate”). No additional Class A shares or Class B shares will be issued following the Conversion.

The Conversion occurred pursuant to Article IV, Section E.3 of the Certificate, which provided that each one issued share of Class A common stock and each one issued share of Class B common stock would convert automatically, without any further action, into one share of our common stock, par value $0.0001 per share (the “Common Stock”), at 5:00 p.m. New York City time on the first trading day falling on or after the seventh anniversary of our initial public offering.

Also in accordance with Article IV, Section E.3 of the Certificate, and as required by Section 243 of the Delaware General Corporation Law (“Section 243”), we filed a certificate with the Secretary of State of the State of Delaware effecting the retirement and cancellation of the Class A shares and Class B shares that were outstanding at the time of the Conversion (the “Certificate of Retirement”). Pursuant to Section 243, the Certificate of Retirement had the additional effect of amending the Certificate to eliminate the obsolete provisions relating to the dual-class common stock structure.

The Conversion had the following effects, among others, on the holders of Class A shares and Class B shares:

Voting Power. Prior to the Conversion, holders of Class A shares were entitled to cast one vote per share and holders of Class B shares were entitled to cast ten votes per share with respect to transactions that would result in a change of control of the Company or that related to our equity incentive plans. In addition, holders of Class B shares had the exclusive right to elect two members of our Board of Directors, each referred to as a Class B Director. As a result of the Conversion, all holders of common stock have only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate and Delaware law that entitled the holders of Class A shares and Class B shares, in certain circumstances, to separate class voting rights are no longer applicable as a result of the Conversion because the Company now has only a single class of common stock outstanding.

Economic Interests. The Conversion had no impact on the economic interests of holders of Class A shares and Class B shares, including with regard to dividends, liquidation rights and redemption.

Capitalization. The Conversion had no impact on the total number of issued and outstanding shares of capital stock; the Class A shares and Class B shares converted into an equivalent number of shares of common stock. In addition, the Conversion did not increase the total number of authorized shares of common stock, which prior to the Conversion was, and remains, 550,000,000 shares. However, the Company’s total number of authorized shares of capital stock was reduced from 1,575,000,000 to 1,509,554,147, to account for the retirement of the Class A shares and Class B shares that were outstanding at the time of the Conversion. Following the Conversion, the Company’s authorized capital stock includes 441,123,947 Class A shares and 493,430,200 Class B shares, which represents Class A shares and Class B shares that were authorized but unissued at the time of the Conversion. No additional Class A shares or Class B shares will be issued following the Conversion.

Resale of Common Stock. Shares of common stock may be sold in the same manner as the Class A shares and Class B shares were previously sold. The Company’s affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 promulgated under the Securities Act of 1933, as amended.

Equity Incentive Plans. Upon Conversion, outstanding options and restricted stock units denominated in Class A shares or Class B shares issued under any of the Company’s equity incentive plans remained unchanged, except that they now represent the right to receive shares of the single class of common stock rather than Class A shares or Class B shares.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on March 29, 2017, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire and cancel the Class A shares and Class B shares. The Certificate of Retirement also had the effect of amending the Certificate to eliminate the obsolete provisions relating to the dual-class common stock structure, such as:

•	references to the authorization of the Class A shares and Class B shares;

•	provisions defining the rights of holders of Class A shares and Class B shares, including provisions regarding voting rights, dividends and distributions, and conversion of Class B shares into Class A shares upon certain transfers and other events; and

•	provisions regarding the conversion of all Class A shares and Class B shares into a single class of common stock.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

In connection with the Conversion, the Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “MXL” and will maintain the same CUSIP number previously assigned to the Class A shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Retirement (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 on Form 8-A filed with the Securities and Exchange Commission on March 30, 2017 (Registration No. 001-34666)).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Amendment No. 1 on Form 8-A filed with the Securities and Exchange Commission on March 30, 2017 (File No. 001-34666)).

10.1	MaxLinear, Inc. 2010 Equity Incentive Plan, as Amended (incorporated by reference to Exhibit 10.6 of the Registrant’s Current Report on Form 8-K filed on August 15, 2016 (File No. 001-34666)).

10.2	MaxLinear, Inc. 2010 Employee Stock Purchase Plan, as Amended (incorporated by reference to Exhibit 10.8 of the Registrant’s Current Report on Form 8-K filed on August 15, 2016 (File No. 001-34666)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Retirement (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 on Form 8-A filed with the Securities and Exchange Commission on March 30, 2017 (Registration No. 001-34666)).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Amendment No. 1 on Form 8-A filed with the Securities and Exchange Commission on March 30, 2017 (File No. 001-34666)).

10.1	MaxLinear, Inc. 2010 Equity Incentive Plan, as Amended (incorporated by reference to Exhibit 10.6 of the Registrant’s Current Report on Form 8-K filed on August 15, 2016 (File No. 001-34666)).

10.2	MaxLinear, Inc. 2010 Employee Stock Purchase Plan, as Amended (incorporated by reference to Exhibit 10.8 of the Registrant’s Current Report on Form 8-K filed on August 15, 2016 (File No. 001-34666)).